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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                  ___________


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  As to Item 4: January 23, 2001
                                        As to Item 5: November 30, 2000
                       (Date of earliest event reported)



                             TFC ENTERPRISES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                          0-22910                          54-1306895
(State or Other Jurisdiction       (Commission File Number)               (IRS Employer
    of Incorporation)                                                   Identification No.)

5425 Robin Hood Road, Suite 101B
Norfolk, Virginia                                           23513
(Address of Principal Executive Offices)                 (Zip Code)


              Registrant's telephone number, including area code:
                                 (757) 858-1400

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Item 4.    Changes in Registrant's Certifying Accountant.

     At a meeting held on January 23, 2001, the audit committee of the Board of Directors of the Company approved the engagement of McGladrey & Pullen, LLP as its independent auditors for the fiscal year ending December 31, 2001 to replace the firm of Ernst & Young LLP ("E&Y") who declined to stand for reelection. E&Y declined to stand for reelection due to their perception of the inherent risk of the sub prime auto lending industry, the level of audit fees and availability of local area human resources. E&Y will complete the audit for the fiscal year ended December 31, 2000. The Board of Directors ratified the approval of the change in auditors on January 23, 2001.

The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 25, 2001 is filed as Exhibit 16 to this Form 8-K.

     There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.



Item 5.    Other Events

     The Company, on December 5, 2000, issued a press release regarding a recent amendment to the Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement with General Electric Capital Corporation (the "Loan Agreement"). This amendment extends the initial term of the Loan Agreement to March 31, 2001. The press release and the amendments are filed as exhibits hereto and are incorporated herein by reference.
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

           Exhibit No.    Description

               10.1       Press Release dated December 5, 2000
               10.2 Amendment #4 to Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated November 30, 2000

               16 Letter dated January 25, 2001 from Ernst & Young LLP regarding change in certifying accountant.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         TFC ENTERPRISES, INC.



Dated:  January 25, 2001     By:   /s/ Robert S. Raley, Jr.
                                 ---------------------------------------
                                 Robert S. Raley, Jr.
                                 President and Chief Executive Officer
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INDEX TO EXHIBITS


No.    Description

10.1  Press Release dated December 5, 2000

10.2 Amendment #4 to Amended and Restated Motor Vehicle Installment Contract Loan and Security Agreement dated November 30, 2000

16    Letter dated January 25, 2001 from Ernst & Young LLP regarding change in certifying accountant.